SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                 333-32591                      58-1897792
  -------------                 ---------                      ----------
 (State or other               (Commission                    (IRS Employer
  jurisdiction                  File No.)                  Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                     30144
---------------------------------------------                    ------
   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of December 2001 to the Series 1997-2 Certificateholders on January 15, 2002.

                     The registrant distributed the Certificateholders Statement for the month of December 2001 to the Series 1998-1 Certificateholders on January 15, 2002.



                                      - 1 -


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

     99.1 Series 1997-2 Certificateholders Statement for the month of December 2001.

     99.2 Series 1998-1 Certificateholders Statement for the month of December 2001.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FNANB CREDIT CARD
                                   MASTER TRUST


                                   By:       FIRST NORTH AMERICAN
                                             NATIONAL BANK, as
                                             Transferor and Servicer


                                   By:
                                             ----------------------------------
                                             Michael T. Chalifoux
                                             Chairman of the Board



Date:      January 15, 2002

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST




                                INDEX TO EXHIBITS



   Exhibit
   Number            Exhibit


     99.1 Series 1997-2 Certificateholders Statement for the month of December 2001.


     99.2 Series 1998-1 Certificateholders Statement for the month of December 2001.